                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 28, 2003

                            LAYNE CHRISTENSEN COMPANY

               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     33-48432                48-0920712
       ---------------              ---------------          ---------------
(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
            Incorporation)            File Number)          Identification No.)

                          1900 SHAWNEE MISSION PARKWAY
                          MISSION WOODS, KANSAS 66205

                    (Address of Principal Executive Offices)
                              --------------------

                                 (913) 362-0510

              (Registrant's telephone number, including area code)

                              --------------------


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (C) EXHIBITS.

             99 Press Release issued by Layne Christensen Company, dated August 28, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         IN ACCORDANCE WITH GENERAL INSTRUCTION B.2 OF FORM 8-K, THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED "FILED" FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

         On August 28, 2003, Layne Christensen Company issued a press release reporting earnings and other financial results for its first quarter ended July 31, 2003. A copy of the Press Release is attached as Exhibit 99.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LAYNE CHRISTENSEN COMPANY


Date:  August 28, 2003          By     /s/ A. B. Schmitt
                                   ----------------------------------------
                                   Name:   Andrew B. Schmitt
                                   Title:  President and Chief Executive Officer




                                INDEX TO EXHIBITS

   EXHIBIT NUMBER         DESCRIPTION
   --------------         -----------
            99            Press Release issued by Layne Christensen Company,
                          dated August 28, 2003.



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